UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:

George J. Zornada
Gregory A. Reid	K & L Gates LLP
Salient Midstream & MLP Fund	State Street Financial Center
4265 San Felipe, 8th Floor	One Lincoln St.
Houston, TX 77027	Boston, MA 02111-2950
(Name and address of agent for service)	(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1.	Reports to Stockholders.

Annual Report to Shareholders

November 30, 2015

Letter to Shareholders (Unaudited)

Dear Fellow Shareholders:1

We are pleased to provide the annual report of the Salient Midstream & MLP Fund (the “Fund”) (NYSE: SMM) which contains updated data as of November 30, 2015.

As of November 30, 2015, the Fund had total consolidated assets of $383.3 million, net assets applicable to our common shares of $252.2 million (net asset value of $14.23 per share) and 17.7 million common shares outstanding. The Fund’s price per share was $12.82, which represents a 9.9% discount to its net asset value (“NAV”).2

The Fund’s investment allocation is shown in the pie chart below:

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not indicative of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 consolidated holdings are shown below, as of November 30, 2015:1

COMPANY NAME	SECTOR	% OF GROSS ASSETS
The Williams Companies, Inc.	MLP General Partner	7.8%
Energy Transfer Equity, L.P.*	MLP	7.7%
Enbridge Energy Management, L.L.C.	MLP Affiliate	6.5%
Macquarie Infrastructure Company LLC	Other Energy & Infrastructure	6.0%
MarkWest Utica EMG, L.L.C.**	MLP Affiliate	5.9%
Kinder Morgan, Inc.	Midstream Company	5.7%
ONEOK, Inc.	MLP General Partner	4.3%
Magellan Midstream Partners, L.P.*	MLP	4.0%
NGL Energy Partners LP	MLP	3.4%
Enterprise Products Partners L.P.*	MLP	3.2%
Total		54.4%

For illustrative purposes only.

* Held indirectly through the Fund’s wholly owned C-Corporation, Salient Midstream & MLP Fund, Inc. (“C-Corp Subsidiary”)

**Held indirectly through the Fund’s wholly owned interests of EMG Utica I Co-Investment, L.P. (“EMG Utica”)

Current and future holdings are subject to change and risk.

Source: Salient Capital Advisors, LLC (“Adviser”), November 30, 2015.

During fiscal 2015 (December 1, 2014 – November 30, 2015), the Fund’s NAV and market price total return were (44.0%) and (46.5%), respectively, compared to (34.0%) for the Alerian MLP Index (AMZ), during the same period.2 Some of the top contributing investments held by the Fund for fiscal 2015 include Macquarie Infrastructure Company LLC (NYSE: MIC), MarkWest Utica EMG, L.L.C. and Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT). Top detractors to Fund performance include Energy Transfer Equity, L.P. (NYSE: ETE), Kinder Morgan Inc. (NYSE: KMI) and The Williams Companies, Inc. (NYSE: WMB).

The Fund recognized losses of $4,455,999 from its hedging strategy, which utilizes futures contracts, and gains of $531,218 on its covered call option strategy.

Performance Snapshot as of November 30, 2015 (unaudited)
Price Per Share	Fiscal YTD Total Return*	Since Inception* (Annualized)
$14.23 (NAV)	(44.0%)	(2.9%)
$12.82 (Market Price)	(46.5%)	(5.7%)

Source: Salient Capital Advisors, LLC (“Adviser”), November 30, 2015.

For illustrative purposes only. All figures represent past performance and are not indicative of future results.

*Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2012.

1 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.

2 Alerian, November 2015.

Fund and Strategy Update

On September 15, 2015, the Internal Revenue Service (“IRS”) adopted final regulations (“Regulations”) that will require the Fund to aggregate the investment holdings of the C-Corp Subsidiary with its direct investment holdings for purposes of determining whether more than 25.0% of its total assets are invested in the securities of one or more qualified publicly traded partnerships or “QPTPs.” Such “QPTPs” include Master Limited Partnerships (“MLPs”), in which the Fund and C-Corp Subsidiary invest. The Regulations do not impact Fund investments in affiliates of MLPs or other Midstream Companies structured as corporations. The regulations will apply to quarters that begin on or after December 15, 2015. Therefore, the Fund’s portfolio, including assets held by the C-Corp Subsidiary, must hold no more than 25.0% MLPs by the end of the fiscal quarter ending on May 31, 2016.

After careful consideration, discussion and analysis, the Adviser has concluded that in considering the best interest of both the Fund and its investors, the most effective strategy long-term will be to continue to maintain its status as a Regulated Investment Company (“RIC”) and therefore, reduce its overall MLP exposure below 25.0% by the required deadline stated above. The alternative is to maintain MLP ownership in excess of 25.0% in the aggregate, and therefore change status from a RIC and become a C-Corporation for tax purposes. The Adviser prefers the RIC structure because it is designed to be more tax efficient, as the income generated by the Fund is not subject to federal and state income tax. Closed-End Funds investing in MLPs and structured as C-Corporations are subject to a deferred tax liability accrual on income up to 38.0% and will be subject to double taxation, as income is taxed at the Fund level and at the investor level.

As part of the Fund’s rebalance (“Rebalance”) to the maximum 25.0% total MLPs by May 2016, the Fund intends to liquidate its C-Corp Subsidiary. The liquidation of the C-Corp Subsidiary will remove any subsequent requirement for the deferred federal tax liability accrual on any portion of the Fund’s investment income, assuming that the Fund continues to meet the RIC qualifications. Further, the Adviser believes that no changes or significant modifications will be required of the Fund’s existing investment objective and investment policies as a result of the Rebalance. The only change will be the removal of the Fund’s ability to invest 25.0% MLP investments within the C-Corp Subsidiary. The Fund, however, at the discretion of its Adviser, may continue to utilize a subsidiary corporation in the future for hedging purposes, as already outlined in the current investment policies. The Adviser is confident that it can successfully continue to meet the Fund’s investment guidelines and objectives utilizing the RIC structure, given the expanding MLP, MLP-related and midstream company universe.

Further, as of November 30, 2015, the Fund held only three MLPs through its C-Corp Subsidiary, comprising less than 14.9% of the Fund’s total consolidated assets. The Adviser believes that it will be able to liquidate the remaining assets of the C-Corp Subsidiary in the coming months, with the intention of not triggering any additional income distributions or excess tax implications at the RIC entity.

The Fund intends to disclose further updates to the status of its Rebalance described above in early 2016.

Market Review

The AMZ index finished 2015 with the second worst performance in its history, which was a -36.9% return for 2008.1 In short, it’s been a bad year.

Investors will recall that our fiscal year (December 1, 2014 through November 30, 2015) started in the immediate aftermath of the Organization of Petroleum Exporting Countries’ Thanksgiving 2014 decision to hold its production quota at 30 mmbbl/d and to “let the market” decide the price of crude.2 It seems that ever since that decision MLP investors’ fortunes have been inextricably tied to the price of crude oil whether the MLP handled crude oil or not. The chart below compares the monthly total return of the AMZ to the change in the average

1 Alerian, December 2015.

2 Bloomberg, November 2015.

monthly price of crude oil. Note that AMZ returns were negative in all six of the months where the average monthly crude oil price was less than the prior month’s average price.

As Crude Oil Goes, So Go MLPs

Source: FactSet, Alerian, November 2015. For illustrative purposes only. Past performance is not necessarily indicative of how the index will perform in the future. The index reflects the reinvestment of dividends and income and does not reflect deductions for fees, expenses or taxes. The index is unmanaged and is not available for direct investment.

Investors were concerned that over-supply in the global crude oil markets estimated to be anywhere from 500 mbpd to 2.5 mmbpd vs. global demand of ~ 94 mmbpd would persist and a “lower for longer” commodity price environment could be the new normal.1 The fear was that chronically low commodity prices would choke off spending by Exploration & Production companies (“E&P”) into developing new locations. Eventually production volumes would decline resulting in reduced MLP cash flows and perhaps more importantly reduced demand for new energy infrastructure.

Interestingly, crude oil production volumes continued to grow through the first four months of the year despite a dramatic decline in the number of operating drilling rigs. Crude oil production peaked in April at 9.585 mmbpd, the highest level since May 1972.2 Since April, US crude oil production has fallen less than 200 mbpd despite rig counts that continue to dwindle. We believe that E&P companies are being more selective in determining their drilling portfolios and only going forward with the most promising areas. Also, technological advances have made it possible for a single rig to drill wells in multiple areas, this has the potential effect of significantly improving economics in most cases. This appears to be particularly true in the Permian Basin in west Texas and the main reason why it is the one shale basin where there is potential for production volumes to be higher in 2016 as opposed to 2015.

Just as US production was starting to decline, crude prices began edging higher and the AMZ entered June down only 3% for the year.3 However, June saw three major macro events that, in combination, not only strangled the rally in crude oil prices but sent crude prices crashing to fresh six year lows by December. The first was the dramatic 25% drop in the Chinese stock market that month. Investors worried that the Chinese economy could be

1 Mbpd = thousands of barrels per day, Mmbpd = millions of barrels per day

2 Bloomberg, November 2015.

3 Alerian, November 2015.

headed to a hard landing thus reducing demand for crude oil. Secondly, the Greek saga played out. Would Greece finally be forced from the euro currency? While the drama unfolded, investors moved into the US dollar strengthening it. As crude prices are denominated in US dollars, a stronger dollar is bearish for the commodity. Lastly, the United Nations/United States negotiations with Iran were finalized which would allow Iran to export its crude oil.1 Iran has claimed it can increase its production approximately 1 mmbpd within a year of getting its sanctions lifted which would just add to the currently over-supplied global crude markets.2

With macro indicators increasingly pointing to a prolonged commodity price slump, MLPs began scaling back capital expenditures (“capex”) and growth outlooks which accelerated selling in the space. We saw a semi-rally in October as investors received the final distributions for the year.

MLPs are currently caught in a vicious cycle where the elevated cost of equity is making issuing units a non-starter. With a need for capital, MLPs then turn to the debt markets only to find that non-investment grade yield spreads (especially in the energy space) have widened considerably in recent months making project financing more expensive.3

We believe that some degree of reason will return to the space in early 2016. In our opinion, a key catalyst will be that investors regain confidence that the overwhelming majority of midstream MLPs will be able to maintain distributions and continue with drop-downs.4 The typical no/slow growth midstream MLP has historically traded at around an 8% yield.5,6 Currently, that same MLP yields about 11%.6,7 We expect to see some mean reversion as investors adjust to potentially lower growth in distributions but given the elevated current yields, investors are compensated while they wait.8,9

Summary

Our long-term investment philosophy remains focused on MLPs and Midstream Companies that have the potential to achieve above average distribution growth which, we believe, leads to potentially higher long-term returns for investors. However, we believe that we are entering a period of heightened volatility where investors will likely place a premium on safety and predictability rather than focusing mainly on dividend growth potential. Fortunately, we do not believe that the two characteristics are mutually exclusive. It is our opinion that successful MLPs achieve above average distribution growth in no small part because their operations allow them to outperform in both rising and falling macro commodity price environments. Being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be more important than ever as the recent weakness in MLPs has potentially created an opportunity to build positions in names that are well positioned to weather the current volatility and emerge even stronger going forward.

Please visit our website at www.salientfunds.com for the latest updates and sign up to receive email alerts on future press releases by the Fund.

1 Bloomberg, July 2015.

2 Bloomberg, November 2015.

3 Yield Spread – the difference in yields between two instruments. A widening spread means that the riskier instrument (in this case a bond issued by an energy company or MLP) has become relatively more expensive (i.e. investors are demanding more yield to hold).

4 Drop-down – when an MLP’s general partner sells (drops down) cash-flow producing assets to its underlying MLP. Typically, given valuation multiples for these two entities are such that the transaction can be structured so the cash flows are accretive to both parties.

5 Alerian, June 2006 – November 2015.

6 The referenced yield is not representative of the Fund’s yield.

7 Alerian, November 2015.

8 Current Yield – the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

9 Mean reversion – a theory suggesting that prices and returns eventually move back towards the mean or average.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President

MLP Business, Salient Capital Advisors, LLC

Glossary and Summary of Fund’s Objective and Policies

Glossary.

This glossary contains definitions of certain key terms, as they are used in the Fund’s investment objective and policies. These definitions may not correspond to standard sector definitions.

“Energy Companies” means companies, including MLP Affiliates, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

“Marine Midstream Companies” means public companies that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

“Midstream Assets” means assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as MLPs and are taxed as corporations. For purposes of this definition, this means companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels and (b) MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“MLPs” means entities that are structured as Master Limited Partnerships and includes Midstream MLPs, and other energy MLPs. “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for U.S. federal income tax purposes.

“MLP Affiliates” means affiliates of MLPs substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes. MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

Objective and Policies.

The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its Common Shareholders. The Fund’s investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding voting securities.” As defined under the 1940 Act and when used with respect to the Fund’s voting securities, a “majority of the outstanding voting securities” means a vote of (i) 67% or more of the shares present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board without the approval of the holders of a majority of its voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The Fund has adopted the following non-fundamental investment policies for investment during normal market conditions:

•	The Fund will invest at least 80% of its total assets in securities of Midstream Companies and MLPs.

•

The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies.

•

The Fund may directly or indirectly through any subsidiary invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets (which represents 37.5% of net assets) in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes.

•

The Fund may invest up to but not more than 25% of its total assets (which represents 37.5% of net assets) into subsidiary C corporations. Any such subsidiary’s investment into equity or debt securities of MLPs must be aggregated with the Fund’s direct holdings of such assets for purposes of the above 25% limit.

•

The Fund may invest up to but not more than 30% of its total assets (which represents 45% of net assets) in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of its total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

•

The Fund may invest up to but not more than 25% of its total assets (which represents 37.5% of net assets) in debt securities of Energy Companies. All or a portion of the Fund’s debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 10% of the Fund’s total assets (which represents 15% of net assets) may be invested in debt securities rated CCC+/Caa1 or lower. Debt securities that are rated below investment grade are commonly referred to as “high yield” or “junk.” Investing in junk bonds is speculative and presents a high degree of risk. For the purposes of determining if an investment satisfies this test, the Advisor will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.

•	The Fund may invest up to, but not more than, 10% of its total assets (which represents 15% of net assets) in any single issuer other than any subsidiary C corporation owned by the Fund.

•

The Fund may write covered call options on up to 30% of the value of total assets (which represents 45% of net assets) in its portfolio for the purpose of generating realized gains as part of the Fund’s hedging strategy.

•

The Fund utilizes financial leverage, presently in the form of bank debt (“Indebtedness”), but which in the future could be in the form of the issuance of preferred shares (together with Indebtedness, “Financial Leverage”). Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of derivatives may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations, or if the SEC adopts a different rule or otherwise replaces such guidance, in conformity with any such new rule or guidance.

The Fund intends to utilize an option strategy in an effort to enhance returns. The options strategy is intended to generate returns from options premiums as a means to enhance distributions to its shareholders. There can be no assurance that the Fund will achieve its investment objective.

The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of its total assets in securities of Midstream Companies and MLPs, the Fund will be required to make future purchases of securities in a manner so as to bring the Fund into compliance with the Fund’s 80% policy. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund will invest in companies of any market capitalization.

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Year Ended November 30, 2015
Net investment income (loss), before income taxes	$119,651
Reconciling items:
Return of capital of distributions (a)	21,890,226
Dividends paid in stock (b)	1,793,925
Option premium earnings (c)	531,218
Deferred carried interest on investment in EMG Utica (d)	452,558

Distributable cash flow (non-GAAP)	$24,787,578
Distributions paid on common stock (e)	$26,051,999
Distributable cash flow coverage ratio (non-GAAP)	0.95
Distributable cash flow coverage ratio since inception (non-GAAP)	0.96

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2 — Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

(d)    Deferred carried interest is a non-cash expense and represents a share of the profits of EMG Utica that will be realized at the time distributions are received.

(e)    The Distributions paid on common stock above comprise of the quarterly cash flow distributions to Shareholders only and do not include the capital gains distribution paid on January 28, 2015.

SALIENT MIDSTREAM & MLP FUND

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Salient Midstream & MLP Fund:

We have audited the accompanying consolidated statement of assets, liabilities and shareholders’ equity of Salient Midstream & MLP Fund and Subsidiaries (the Fund), including the consolidated schedule of investments, as of November 30, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the three-year period then ended and the period from May 24, 2012 (commencement of operations) through November 30, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from May 24, 2012 through November 30, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

January 29, 2016

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

November 30, 2015

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—146.6%
Diversified Energy—60.5%
United States—60.5%
Enable Midstream Partners, LP(1)(2)	520,561	$4,893,273
Enbridge Energy Management, L.L.C.(1)(2)(3)	995,312	24,823,071
Energy Transfer Equity, L.P.(2)(4)	1,556,840	29,486,550
Enterprise Products Partners L.P.(2)(4)	481,975	12,237,345
Kinder Morgan, Inc.(1)	923,335	21,763,006
NGL Energy Partners LP(1)(2)	752,993	13,215,027
ONEOK, Inc.(1)	555,427	16,373,988
The Williams Companies, Inc.(1)	822,226	30,060,584

		152,852,844

Energy Equipment & Services—1.2%
United States—1.2%
Archrock Partners, L.P.(1)(2)	183,715	2,952,300

		2,952,300

Gathering & Processing—17.8%
United States—17.8%
American Midstream Partners, LP(2)	467,268	4,766,134
EnLink Midstream Partners, LP(1)(2)	325,540	4,857,057
EnLink Midstream, LLC(1)	375,439	6,333,656
Summit Midstream Partners, LP(1)(2)	431,424	8,028,801
Targa Resources Corp.(1)	207,594	8,158,444
Targa Resources Partners LP(1)(2)	362,616	8,282,148
Western Gas Partners, LP(1)(2)	92,144	4,424,755

		44,850,995

Liquids Transportation & Storage—17.3%
United Kingdom—3.0%
VTTI Energy Partners LP(1)(2)	360,007	7,563,747

United States—14.3%
ARC Logistics Partners LP(2)	254,620	3,485,748
Buckeye Partners, L.P.(1)(2)	101,465	6,868,166
Magellan Midstream Partners, L.P.(2)(4)	244,243	15,272,514
Plains All American Pipeline, L.P.(1)(2)	234,376	5,807,837
Rose Rock Midstream, L.P.(1)(2)	215,950	4,519,834

		35,954,099

		43,517,846

Natural Gas Gathering/Processing—11.9%
United States—11.9%
CorEnergy Infrastructure Trust, Inc.	1,020,181	5,151,914
MarkWest Utica EMG, L.L.C.(2)(5)(6)(7)(8)	16,000,000	22,542,000

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

November 30, 2015

	Shares/Units	Fair Value

Midcoast Energy Partners, L.P.(1)(2)	214,944	$2,420,269

		30,114,183

Natural Gas Pipelines & Storage—5.0%
United States—5.0%
Spectra Energy Corp.(1)	345,741	9,058,414
Tallgrass Energy GP, LP(1)(2)	163,575	3,592,107

		12,650,521

Natural Gas/Natural Gas Liquids Pipelines—0.4%
Monaco—0.4%
GasLog Partners LP(1)(2)	56,111	1,011,120

		1,011,120

Oil Service and Other Specialty—0.4%
United States—0.4%
Enviva Partners, LP(2)	69,331	1,061,458

		1,061,458

Propane—2.0%
United States—2.0%
AmeriGas Partners, L.P.(1)(2)	126,788	4,971,357

		4,971,357

Refining & Marketing—3.7%
United States—3.7%
Calumet Specialty Products Partners, L.P.(1)(2)	366,172	9,315,416

		9,315,416

Tankers—14.0%
Bermuda—2.5%
Golar LNG Partners LP(1)(2)	442,095	6,339,642

Republic of the Marshall Islands—7.0%
Dynagas LNG Partners LP(2)	421,298	5,350,485
Teekay Corporation(1)	128,302	3,571,928
Teekay Offshore Partners L.P.(1)(2)	648,494	8,618,485

		17,540,898

United States—4.5%
Capital Product Partners L.P.(1)(2)(9)	1,796,361	11,317,074

		35,197,614

Transportation Infrastructure—9.0%
United States—9.0%
Macquarie Infrastructure Company LLC(1)	304,135	22,819,249

		22,819,249

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

November 30, 2015

	Shares/Units	Fair Value

Utilities—3.4%
United States—3.4%
NRG Yield, Inc., Class A(1)	305,345	$4,149,639
NRG Yield, Inc., Class C(1)	305,345	4,317,578

		8,467,217

Total Master Limited Partnerships and Related Companies (Cost $385,554,782)		369,782,120

	Principal Amount
Convertible Bond—0.1%
Natural Gas Gathering/Processing—0.1%
United States—0.1%
American Energy-Utica, LLC, 3.50%, 03/01/2021(10)	$2,035,000	172,975

Total Convertible Bond (Cost $2,035,000)		172,975

Total Investments—146.7% (Cost $387,529,761)		369,955,095
Credit Facility—(43.8)%		(110,400,000)
Other Assets and Liabilities—(2.9)%		(7,398,319)

Total Net Assets Applicable to Common Shareholders—100.0%		$252,156,776

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)

All or a portion of these securities are held as collateral for the line of credit agreement. As of November 30, 2015 the total fair value of securities held as collateral for the line of credit agreement is $260,886,822.

(2)	Non-income producing security.
(3)	Distributions are paid-in-kind.
(4)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “C-Corp Subsidiary”).
(5)	Security is indirectly held by EMG Utica I Offshore Co-Investment, LP. (“EMG Utica”).
(6)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 8.9% of net assets applicable to common shareholders. See notes to consolidated financial statements for further information.

(7)

EMG Utica has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 8.9% of net assets applicable to common shareholders. See footnote 2(g) in the notes to consolidated financial statements for further information.

(8)

EMG Utica is a restricted security exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to consolidated financial statements for further information.

(9)

All or a portion of these securities are held as collateral for the written call options. As of November 30, 2015 the total fair value of securities held as collateral for the written call options is $2,262,960.

(10)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the value of this security was $172,975, representing 0.1% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

November 30, 2015

Written Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Capital Product Partners L.P.	Call	$7.50	12/18/2015	3,592	$60,021	$—	$60,021

					$60,021	$—	$60,021

Salient Midstream & MLP Fund invested in the following industries as of November 30, 2015:

	Value	% of Total Investments
Diversified Energy	$152,852,844	41.4%
Energy Equipment & Services	2,952,300	0.8%
Gathering & Processing	44,850,995	12.2%
Liquids Transportation & Storage	43,517,846	11.7%
Natural Gas Gathering/Processing	30,287,158	8.1%
Natural Gas Pipelines & Storage	12,650,521	3.4%
Natural Gas/Natural Gas Liquids Pipelines	1,011,120	0.3%
Oil Service and Other Specialty	1,061,458	0.3%
Propane	4,971,357	1.3%
Refining & Marketing	9,315,416	2.5%
Tankers	35,197,614	9.5%
Transportation Infrastructure	22,819,249	6.2%
Utilities	8,467,217	2.3%

Total	$369,955,095	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of November 30, 2015:

	Value	% of Total Investments
Bermuda	$6,339,642	1.7%
Monaco	1,011,120	0.3%
Republic of the Marshall Islands	17,540,898	4.7%
United Kingdom	7,563,747	2.0%
United States	337,499,688	91.3%

Total	$369,955,095	100.0%

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity

November 30, 2015

Assets:
Investments at fair value (cost $387,529,761)	$369,955,095
Cash and cash equivalents	6,467,559
Dividends and interest receivable	277,355
Deferred tax asset	5,328,074
Receivable from investments sold	1,207,338
Prepaids and other assets	34,356

Total assets	383,269,777

Liabilities:
Credit facility	110,400,000
Payable for investments purchased	5,437,411
Written options (premiums received $60,021)	—
Payable to Adviser	397,421
Payable to affiliate	452,558
Interest payable	113,541
Line of credit commitment fees payable	6,250
Accounts payable and accrued expenses	586,207
Deferred tax liability	13,719,613

Total liabilities	131,113,001

Net assets applicable to common shareholders	$252,156,776

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 17,722,449 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	315,843,886
Accumulated net investment loss	(9,551,772)
Accumulated net realized loss	(23,078,304)
Net unrealized depreciation on investments	(31,234,258)

Net assets applicable to common shareholders	$252,156,776

Net Asset Value:
Net assets applicable to common shareholders	$252,156,776
Common shares outstanding	17,722,449

Net asset value per common share outstanding	$14.23

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Operations

Year Ended November 30, 2015

Investment Income:
Distributions from master limited partnerships	$16,931,593
Less return of capital on distributions	(16,931,593)

Net distributions from master limited partnerships	—
Dividends from master limited partnership related companies	15,783,040
Less return of capital on dividends	(4,958,633)

Net dividends from master limited partnership related companies	10,824,407
Interest income	73,783

Total Investment Income	10,898,190

Operating Expenses:
Investment management fees	7,026,810
Sub-advisory fees	167,272
Administration fees	184,138
Custodian fees	44,318
Interest expense	1,912,393
Line of credit commitment fees	59,931
Professional fees	456,570
Trustees fees	111,315
Carried interest	452,558
Other expenses	363,234

Total Expenses	10,778,539

Net Investment Income, Before Income Taxes	119,651
Deferred tax benefit	(1,500,792)

Net Investment Income	1,620,443

Realized and Unrealized Gain (Loss):
Net realized gain on investments	19,825,128
Net realized gain on written options contracts	531,218
Net realized loss on futures contracts	(4,455,999)

Net realized gain, before income taxes	15,900,347
Deferred tax expense	8,560,182

Net realized gain, net of income taxes	7,340,165

Change in unrealized appreciation/depreciation from investments, written options contracts, and futures contracts, before income taxes	(245,288,941)
Deferred tax benefit	(25,358,416)

Change in unrealized appreciation/depreciation from investments, written options contracts and futures contracts, net of income taxes	(219,930,525)

Net realized and unrealized loss from investments, written options contracts and futures contracts	(212,590,360)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(210,969,917)

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statements of Changes in Net Assets

	Year Ended November 30, 2015	Year Ended November 30, 2014
Operations:
Net investment income (loss), net of income taxes	$1,620,443	$(1,855,406)
Net realized gain, net of income taxes	7,340,165	1,728,735
Change in unrealized appreciation/depreciation, net of income taxes	(219,930,525)	43,096,212

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(210,969,917)	42,969,541

Distributions:
Net investment income	(1,620,443)	—
In excess of net investment income	(22,613,511)	(13,327,520	)(1)
Net realized gains	(3,491,322)	—
Return of capital	(1,818,045)	(3,620,853)

Total distributions to common shareholders	(29,543,321)	(16,948,373)

Capital Shares Transactions:
Issuance of 0 and 8,222,798 common shares from merger (Note 11), respectively	—	235,891,358

Net increase in net assets applicable to common shareholders from capital transactions	—	235,891,358

Total increase (decrease) in net assets applicable to common shareholders	(240,513,238)	261,912,526

Net Assets:
Beginning of period	492,670,014	230,757,488

End of period	$252,156,776	$492,670,014

Accumulated net investment loss	$(9,551,772)	$(2,317,996)

(1)	Distribution includes $3.4 million in distributions to Salient MLP & Energy Infrastructure Fund shareholders of record as of November 13, 2014.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Statement of Cash Flows

Year Ended November 30, 2015

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(210,969,917)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(164,737,512)
Proceeds from disposition of investments	275,383,588
Premiums from written call options	741,151
Proceeds paid to cover written call options	(97,219)
Premiums paid on exercised written call options	(52,693)
Net realized gain on investments	(19,825,128)
Net realized gain on written options contracts	(531,218)
Change in unrealized appreciation/depreciation from investments	265,696,188
Change in unrealized appreciation/depreciation from written options	(60,021)

Change in operating assets and liabilities:
Dividends and interest receivable	4,414
Deferred tax asset	6,987,755
Receivable from investments sold	1,748,757
Variation margin on futures contracts	113,120
Prepaids and other assets	8,175
Payable for investments purchased	(11,093,306)
Line of credit fees payable	4,934
Payable to Adviser	(302,499)
Payable to affiliate	452,558
Trustee fees payable	(4,629)
Interest payable	44,572
Accounts payable and accrued expenses	(11,983)
Deferred tax liability	(23,863,416)

Net cash provided by operating activities	119,635,671

Cash flows from financing activities:
Advances from credit facility	95,650,000
Repayments on credit facility	(194,550,000)
Distributions paid to common shareholders, net of reinvestments	(29,543,321)

Net cash used in financing activities	(128,443,321)

Net decrease in cash and cash equivalents	(8,807,650)
Cash and cash equivalents at beginning of year	15,275,209

Cash and cash equivalents at end of year	$6,467,559

Supplemental schedule of cash activity:
Cash paid for interest during the year	$1,867,821
Cash paid for line of credit commitment fees during the year	54,997
Supplemental schedule of non-cash activity:
Distributions received in-kind	1,793,925

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Consolidated Financial Highlights

	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period from May 24, 2012(1) through November 30, 2012
Per Common Share Data:(2)
Net Asset Value, beginning of period	$27.80	$24.29		$19.40		$20.00
Income from investment operations:
Net investment income (loss)(3)	0.09	(0.19)		(0.11)		0.01
Net realized and unrealized gain (loss) from investments	(11.99)	5.15		6.37		1.00

Net increase (decrease) resulting from operations	(11.90)	4.96		6.26		1.01

Distributions paid from:
Net investment income	(0.09)	—		—		—
In excess of net investment income	(1.28)	(1.14)		(0.86)		—
Net realized gains	(0.20)	—		—		—
Return of capital	(0.10)	(0.31)		(0.51)		(0.66)
Underwriting discounts and offering costs on issuance of common shares(4)	—	—		—		(0.95)

Net Asset Value, end of period	$14.23	$27.80		$24.29		$19.40

Per common share market value, end of period	$12.82	$26.20		$22.78		$19.54

Total investment return based on market value(5)(6)	(46.45)%	21.30%		23.79%		1.13%

Ratios to Average Net Assets:(7)
Net investment income (loss)	0.41%	(0.66)%		(0.47)%		0.11%
Gross operating expenses (benefit)	(1.90)%	3.34%		5.44%		4.94%
Net operating expenses (benefit)	(1.90)%	3.21	%(8)	5.14	%(8)	4.69	%(8)
Net operating expenses (excluding deferred income tax benefit/expense)	2.72%	2.44	%(8)	2.25	%(8)	2.22	%(8)
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$252,157	$492,670		$230,757		$183,685
Average net assets (000s)	$396,335	$280,809		$214,892		$184,441
Portfolio turnover(5)	28.64%	46.39	%(9)	74.87%		47.73%
Asset coverage per $1,000 unit of senior indebtedness(10)	$3,284	$3,354		$3,187		$3,443
Short-term borrowings, end of period (000s)	$110,400	$209,300		$105,500		$75,200

(1)	Commencement of operations.
(2)	Information presented relates to a common share outstanding for periods indicated.
(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period.
(5)	Not annualized for periods less than one year.
(6)

Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the DRIP.

(7)	Annualized for periods less than one year.
(8)

The amount includes an investment adviser waiver representing 0.13%, 0.30% and 0.25% for the periods ended November 30, 2014, November 30, 2013 and November 30, 2012, respectively, to the expense ratios. Without this waiver, the expense ratios would be higher.

(9)

In connection with the reorganization of Salient MLP & Energy Infrastructure Fund into Salient Midstream & MLP Fund, no purchases or sales occurred in an effort to realign the combined fund’s portfolio after the merger, and therefore none have been excluded from the portfolio turnover calculation. The value of investments acquired in the reorganization, which has been excluded from purchases in the portfolio turnover calculation, is $337,519,725.

(10)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements

November 30, 2015

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “C-Corp Subsidiary”). The C-Corp Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements. The Fund invests in the C-Corp Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the C-Corp Subsidiary.

The Fund also owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”). EMG Utica is considered a variable interest entity (“VIE”) as the Fund, as the limited partner, lacks the power to direct the activities of EMG Utica, as that resides with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. For purposes of consolidation, management believes the Fund is the primary beneficiary as it owns 100% of EMG Utica. EMG Utica holds a non-controlling underlying interest in MarkWest Utica EMG, L.L.C., which is a joint venture between MarkWest Energy Partners, L.P. (“MarkWest”) and The Energy and Minerals Group (“EMG”). MarkWest is a U.S. domiciled publicly traded master limited partnership in the natural gas gathering, processing and transportation business. EMG is a private investment firm that targets equity investments in the energy and minerals sector. The Fund has a controlling financial interest in EMG Utica, and has therefore consolidated EMG Utica in the Fund’s consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2015

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiaries and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Fund and Subsidiaries are investment companies and follow the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2015

between the closing “bid” and “ask” prices on the valuation date. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation sate. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2015

actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and C-Corp Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs

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Notes to Consolidated Financial Statements, continued

November 30, 2015

consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at November 30, 2015 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date^	Shares/Units	Cost	Fair Value
MarkWest Utica EMG, L.L.C.*	8.9%	2/22/13	16,000,000	$16,000,000	$22,542,000

Total Restricted Securities	8.9%			$16,000,000	$22,542,000

^	The date the Fund acquired EMG Utica, which invested proceeds into MarkWest Utica EMG, L.L.C.
*	EMG Utica has been deemed illiquid by the Adviser based on procedures approved by the Board. MarkWest Utica EMG, L.L.C. is held by the Fund through EMG Utica.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative

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Notes to Consolidated Financial Statements, continued

November 30, 2015

instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund had the following transactions in written call options during the year ended November 30, 2015:

	Number of Contracts	Premiums
Written options outstanding at November 30, 2014	—	$—
Options written	24,885	741,151
Options exercised	(1,804)	(52,693)
Options expired	(17,341)	(492,131)
Options closed	(2,148)	(136,306)

Written options outstanding at November 30, 2015	3,592	$60,021

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Fund may invest in swap agreements, primarily total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the

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Notes to Consolidated Financial Statements, continued

November 30, 2015

amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of November 30, 2015, and where such derivatives are recorded:

Liabilities
Written Call Options at Fair Value
Equity Risk Exposure:
Written Call Options	$—

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Notes to Consolidated Financial Statements, continued

November 30, 2015

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended November 30, 2015.

	Net Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Written Call Options	$531,218	$60,021
Futures Contracts	618,134	—
Commodity Risk Exposure:
Futures Contracts	(5,074,133)	—

The following is a summary of the average monthly notional value of written options and futures contracts during the year ended November 30, 2015.

	Average Monthly Notional Value	Notional Value Outstanding at November 30, 2015
Written call options	$46,803	$—
Futures contracts sold	16,649,083	—

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. For the year ended November 30, 2015, 6% of the Fund’s distributions are return of capital.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature

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Notes to Consolidated Financial Statements, continued

November 30, 2015

(e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(l) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Adviser has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(m) IRS REGULATIONS

The Internal Revenue Service (“IRS”) adopted final regulations, published September 15, 2015 (“Regulations”), which will have the effect of requiring the Fund to aggregate the investment holdings of the C-Corp Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of one or more “qualified publicly traded partnerships.” Such “QPTPs” include MLPs, in which the Fund and C-Corp Subsidiary invest. The Regulations do not impact Fund investments in affiliates of MLPs or other Midstream Companies structured as corporations, as those categories are applied in the Fund’s investment strategies. The regulations will apply to quarters that begin on or after December 15, 2015. Therefore, the Fund’s portfolio, including assets held by the C-Corp Subsidiary, must hold no more than 25% MLPs by the end of the fiscal quarter ending on May 31, 2016. The Adviser is evaluating possible investment alternatives and intends to reduce its overall investments in MLPs to no more than 25% of the Fund’s total assets before the May 2016 deadline.

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2015, the Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $21,890,226 of dividends and distributions received from its investments. Net realized gain was increased by $23,109,397 and change in net unrealized appreciation/depreciation was decreased by $1,219,171 in the

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Notes to Consolidated Financial Statements, continued

November 30, 2015

accompanying Consolidated Statement of Operations, attributable to the recording of such dividends and distributions as a reduction in the cost basis of investments.

(o) FEDERAL AND OTHER TAXES

For the tax years ended November 30, 2013 through November 30, 2015, and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the year ended November 30, 2015, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The C-Corp Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The C-Corp Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the C-Corp Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the C-Corp Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the C-Corp Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the C-Corp Subsidiary’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the tax years ended November 30, 2013 through November 30, 2015, and for all major jurisdictions, management of the C-Corp Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Furthermore, management of the C-Corp Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change prior to liquidation of the C-Corp Subsidiary.

The C-Corp Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the C-Corp Subsidiary may modify its estimates or assumptions regarding the deferred tax liability.

The C-Corp Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Consolidated Statement of Operations. The tax years ended November 30, 2013 through November 30, 2015 remain open and subject to examination by tax jurisdictions.

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Notes to Consolidated Financial Statements, continued

November 30, 2015

EMG Utica, as a partnership, does not directly pay federal income tax. EMG Utica’s wholly owned subsidiary, EMG Utica I Blocker Inc. is a corporation and, as such, is obligated to pay federal and state income tax on its taxable income.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Adviser Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

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Notes to Consolidated Financial Statements, continued

November 30, 2015

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of November 30, 2015. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1		LEVEL 2	LEVEL 3	Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Investment Securities	Investment Securities	Other Financial Instruments^
Investments
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$7,572,183	$—	$—	$22,542,000	$30,114,183	$—
Other Master Limited Partnerships and Related Companies	339,667,937	—	—	—	339,667,937	—
Convertible Bonds	—	—	172,975	—	172,975	—
Written Call Options	—	—	—	—	—	—

Total	$347,240,120	$—	$172,975	$22,542,000	$369,955,095	$—

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written call options and futures contracts. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of November 30, 2015:

	Fair Value November 30, 2015	Valuation Techniques	Unobservable Inputs(1)	Input
Master Limited Partnerships and Related Companies
MarkWest Utica EMG, L.L.C.	$22,542,000	Market comparable companies(2)	Private Market Discount	10.0%

			Weighted Average Enterprise Value/ EBITDA Multiple(5)	10.8x

		Market comparable transactions(3)	Private Market Discount	10.0%

			Weighted Average Enterprise Value/ EBITDA Multiple(6)	14.5x

		Discounted cash flow(4)	Equity Value/ Distributable Cash Flow Exit Multiple	10.0x

			Discount Rate	17.9%

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Notes to Consolidated Financial Statements, continued

November 30, 2015

(1)

In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)	Weight ascribed to market comparable companies methodology was 16.7%.
(3)	Weight ascribed to market comparable transactions methodology was 16.7%.
(4)	Weight ascribed to discounted cash flows methodology was 66.6%.
(5)	Enterprise Value/EBITDA Multiple for market comparable companies methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.
(6)	Enterprise Value/EBITDA Multiple for market comparable transactions methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.

There were no transfers between Levels 1, 2, or 3 for the year ended November 30, 2015. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of November 30, 2014	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of November 30, 2015
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$20,120,000	$—	$—	$—	$2,422,000	$22,542,000

Total Investments	$20,120,000	$—	$—	$—	$2,422,000	$22,542,000

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $225,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The average principal balance and weighted average interest rate for the period ended November 30, 2015, was approximately $159,913,014 and 1.13%, respectively. At November 30, 2015, the principal balance outstanding was $110,400,000 at an interest rate of 1.19%.

The C-Corp Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with BNS which provides a $75,000,000 committed lending facility. Borrowings under the Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The average principal balance and weighted average interest rate for the period ended November 30, 2015 was approximately $6,535,616 and 1.13%, respectively. At November 30, 2015, the C-Corp Subsidiary had no principal balance outstanding.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to RICs and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

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Notes to Consolidated Financial Statements, continued

November 30, 2015

The tax character of dividends paid to shareholders during the tax year ended in 2015 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$19,828,072	$7,897,204	$27,725,276	$1,818,045	$29,543,321

The tax character of dividends paid to shareholders during the tax year ended in 2014 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid(1)
$2,685,446	$10,642,074	$13,327,520	$3,620,853	$16,948,373

(1)	Total Taxable Distributions include a $3.4 million distribution to Salient MLP & Energy Infrastructure Fund shareholders of record as of November 13, 2014.

The following information is provided on a tax basis as of November 30, 2015:

Cost of investments	$424,889,140

Gross unrealized appreciation	13,328,859
Gross unrealized depreciation	(63,473,580)

Net unrealized appreciation (depreciation) before tax	(50,144,721)
Net unrealized appreciation (depreciation) after tax	(63,864,334)
Undistributed investment income	—
Undistributed long-term gains	—

Distributable earnings	—
Other accumulated gains (losses)	—

Total accumulated earnings (losses)	$(63,864,334)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

As of the end of the tax year ended November 30, 2015, the Fund had no net capital loss carry forwards (“CLCFs”).

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no deferred losses for the tax year ended November 30, 2015.

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Notes to Consolidated Financial Statements, continued

November 30, 2015

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the C-Corp Subsidiary’s deferred tax assets and liabilities as of November 30, 2015, are as follows:

Deferred tax assets:
Net operating loss carry forward	$4,757,297

Capital loss carry forward	570,777

Total deferred tax assets	5,328,074

Less deferred tax liability:
Unrealized gain on investment securities	(12,254,613)

Total deferred tax liability	(12,254,613)

Total net deferred tax liability	$(6,926,539)

Components of EMG Utica’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Interest expense deferral	$817,000

Net operating loss carry forward	2,728,000

Total deferred tax assets	3,545,000

Less deferred tax liability:
Equity method investments	(5,010,000)

Total deferred tax liability	(5,010,000)

Total net deferred tax liability	$(1,465,000)

EMG Utica has recorded a deferred tax asset of $2,728,000 reflecting the benefit of $7,794,000 in loss carry forwards. Such deferred tax assets expire between 2033 and 2035.

The following table reconciles the provision for income taxes to the US federal statutory rate for EMG Utica:

Statutory federal income tax	35.0%
Income passed through to partners	(18.9)%

Effective income tax rate	16.1%

The Fund has net CLCFs attributable to the C-Corp Subsidiary as summarized in the table below. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. It is the Board’s intent that the Fund will not distribute any realized gain distributions until the CLCFs have been offset or expire. The Fund also has net operating loss carry forwards (“NOLs”)

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2015

attributable to the C-Corp Subsidiary as summarized in the table below. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ended Capital Loss		Expiration
November 30, 2014	1,551,447	November 30, 2019

Net capital loss carry forward	$1,551,447

Fiscal Period Ended Net Operating Loss		Expiration
November 30, 2011	$68,009	November 30, 2030
November 30, 2012	432,835	November 30, 2031
November 30, 2012	147,078	November 30, 2032
November 30, 2013	2,684,400	November 30, 2032
November 30, 2013	507,997	November 30, 2033
November 30, 2014	5,603,627	November 30, 2033
November 30, 2014	3,484,030	November 30, 2034
November 30, 2015	2,974	November 30, 2035

Net operating loss carry forward	$12,930,950

The capital loss for the tax year ended November 30, 2015 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore, the use of this capital loss carry forward is dependent upon the C-Corp Subsidiary generating sufficient net capital gains prior to the expiration of the loss carry forward.

Although the Subsidiaries currently have a net deferred tax liability, they periodically review the recoverability of their deferred tax assets based on the weight of available evidence. When assessing the recoverability of their deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiaries’ assessment, they have determined that it is more likely than not that their deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiaries’ deferred tax asset. The Subsidiaries will continue to assess the need for a valuation allowance in the future.

Total income tax expense (benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to the C-Corp Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2015, as follows:

	Deferred	Total
Application of statutory income tax rate	$(17,380,157)	$(17,380,157)
State income taxes, net of federal tax benefit	(888,871)	(888,871)

Total income tax benefit	$(18,269,028)	$(18,269,028)

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2015

(6) INVESTMENT TRANSACTIONS

For the year ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $164,737,402 and $275,300,540, respectively.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Fund will pay the Administrator a monthly administration fee computed at an annual rate of 0.055% if the Fund’s average net assets for the month are equal to or less than $300 million. If the Fund’s average net assets for the month are greater than $300 million, the Fund will pay the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $150,000. The Administrator also provides the Fund with legal, compliance, custody, tax services and other investor-related services. The Fund pays the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser, under the terms of the Investment Management Agreement between the Adviser and the Fund, the Fund pays the Adviser a management fee at an annualized rate, based on the average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) of the Fund of 1.20%. The fee is accrued and payable monthly.

In connection with the investment in EMG Utica, the Fund pays a management fee (the “Sub-advisory fee”) to EMG MUH, LP, an affiliate of EMG Utica, calculated at 1.0% annually of the contributed capital. The fee is payable quarterly in advance.

Also in connection with the investment in EMG Utica, the Fund is entitled to distributions in accordance with the terms of the limited partnership agreement. The terms of the limited partnership agreement allow for a portion of certain distributions to be paid to EMG MUH, LP as “carried interest” and represents a share of the profits.

(9) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2015

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Financial Statements, continued

November 30, 2015

balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(10) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,449 shares issued and outstanding at November 30, 2015. There was no capital share activity for the year ended November 30, 2015.

(11) ACQUISITION OF FUND

Effective November 14, 2014, the Fund acquired all of the assets and liabilities of Salient MLP & Energy Infrastructure Fund (“SMF”), a closed-end management investment company, pursuant to a plan of reorganization approved by the Board at meetings on April 15, 2014 and May 20, 2014, and by the common shareholders of SMF and the Fund on November 13, 2014. The purpose of the transaction was to combine two funds managed by the Advisor with similar investment objectives, strategies, and portfolios. The Reorganization was accomplished by a tax-free exchange of 8,222,798 shares of the Fund, valued at $235,891,358 for the 7,181,832 shares of SMF outstanding on November 14, 2014. The exchange ratio (the Fund shares issued/SMF shares outstanding) was 1.144944:1.

SMF’s net assets at November 14, 2014, of $235,891,358, including $101,642,914 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of SMF and the Fund immediately before the acquisition were $235,891,358 and $272,521,036, respectively.

(12) SUBSEQUENT EVENTS

In December 2015, the Adviser recommended, and the Board approved, a plan of liquidation of the C-Corp Subsidiary (the “Plan”). Pursuant to the Plan, the C-Corp Subsidiary will cease operations and simultaneously transfer its investments to the Fund. The liquidation is expected to occur in the first fiscal quarter of 2016.

In January 2016, the C-Corp Subsidiary terminated its Sub Agreement with BNS and effectively closed the committed lending facility.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of November 30, 2015.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information

November 30, 2015

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Fund pays each Trustee who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $10,000, paid quarterly, an annual Board meeting fee of $5,000, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, and annual fee of $625 for membership on the audit committee and valuation committee, and annual fee of $833 for membership on the compliance committee, an annual fee of $3,000 for the audit committee chair and compliance committee chair, and an annual fee of $4,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $10,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows each Trustee and executive officer’s full name, address, and age, the position held with the Trust, the length of time served in that position, his principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
John A. Blaisdell(1) Year of birth: 1960	Trustee (since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	7	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.
Andrew B. Linbeck(1) Year of birth: 1964	Trustee (since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	1	The Endowment Funds (investment companies) (five funds) since 2004.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2015

(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Greg A. Reid(1) Year of birth: 1965	Trustee, President and Chief Executive Officer (since inception)	Member, Investment Committee of the Adviser and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, 1997-2007.	1	None.

*	The “Fund Complex” consists of all open-end funds in Salient MF Trust (4) and all Salient closed-end funds (3).
(1)	This person’s status as an “interested” trustee arises from his affiliation with Salient.

Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Year of birth: 1939	Trustee (since inception)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	7	The Endowment Funds (investment companies) (five funds) since 2010; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2015

(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jonathan P. Carroll Year of birth: 1961	Trustee (since inception)	President, Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years.	7	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014. LRR Energy, L.P. (energy company) since 2014;
Dr. Bernard Harris Year of birth: 1956	Trustee (since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President, The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	7	The Endowment Funds (investment companies) (five funds) since 2009;Babson funds (three funds) since 2011; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2015

(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard C. Johnson Year of birth: 1937	Trustee (since inception)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	7	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.
G. Edward Powell Year of birth: 1936	Trustee, Lead Independent Trustee (since inception)	Principal, Mills & Stowell (private equity), since 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	7	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014; Therapy Track, LLC, 2009 to 2012; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.
Scott E. Schwinger Year of birth: 1965	Trustee (since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	7	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014; Houston Technology Center (since 2013); The Make-A-Wish Foundation, since 2008.

SALIENT MIDSTREAM & MLP FUND

Supplemental Information, continued

November 30, 2015

(Unaudited)

Officers of the Fund Who Are Not Trustees

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Year of birth: 1973	Chief Compliance Officer (“CCO”) (since July 2010).	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005.
John E. Price Year of birth: 1967	Treasurer; Principal Financial Officer (since January 2010).	Partner, Managing Director and Chief Financial Officer of Salient since 2003.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

SALIENT MIDSTREAM & MLP FUND

Privacy Policy

(Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Salient® Midstream & MLP Fund

4265 San Felipe, 8th Floor
Houston, Texas 77027
Toll-Free: 800-809-0525

NYSE: SMM

11/15

11/15

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. G. Edward Powell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2015	2014
Audit Fees	$61,750	$60,000
Audit-Related Fees	3,100	13,000
Tax Fees	0	0
All Other Fees	0	0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

  The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

2015	2014
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2015	2014
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of Jonathan P. Carroll, Dr. Bernard A. Harris, Jr., G. Edward Powell, and Scott E. Schwinger.

Item 6.	Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Greg A. Reid, Frank T. Gardner III and Lee Partridge (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Greg A. Reid	Trustee, President and Chief Executive Officer (since inception)	Member, Investment Committee of SCA and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, 1997-2007.

Frank T. Gardner III	Director and Portfolio Manager since 2012.	Portfolio Manager and Director of Research for Salient Capital Advisors, LLC from 2010 to 2011. Portfolio Manager for Telemus Capital Partners from 2007 to 2010.

Lee Partridge	Managing Director and Chief Investment Officer since 2012.	Chief Investment Officer of Salient Partners, LP since November 2010. Founder and CEO of Integrity Capital, LLC, from September 2009 to November 2010. Head of fixed income and deputy chief investment officer at the Teacher Retirement System of Texas from May 2001 to September 2009.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2015:

Name	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Greg A. Reid
Registered investment companies	3	$1,656M	0	$0
Other pooled investment companies	6	$932M	2	$238M
Other accounts	4,394	$5,615M	3	$54M

Frank T. Gardner III
Registered investment companies	3	$1,656M	0	$0
Other pooled investment companies	6	$932M	2	$238M
Other accounts	4,394	$5,615M	3	$54M

Lee Partridge
Registered investment companies	16	$3,227M	0	$0
Other pooled investment companies	19	$1,223M	3	$290M
Other accounts	4,394	$4,407M	3	$54M

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because Salient Partners, LP (“Salient”) and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

The Advisor also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm might participate in the valuation of our securities.

(a)(3) As of November 30, 2015:

Compensation

Messrs. Gardner, Reid and Partridge are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner, Reid and Partridge did not own any of the Fund’s equity securities prior to this offering; however, through their limited partner interests in the parent company of the adviser, which owned all the Fund’s outstanding shares as of April 23, 2012 (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of the Fund’s securities.

(a)(4) As of November 30, 2015:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio managers:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Greg A. Reid	$—
Frank T. Gardner III	$—
Lee Partridge	$—

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2014 through December 31, 2014	—	N/A	N/A	N/A
January 1, 2015 through January 31, 2015	—	N/A	N/A	N/A
February 1, 2015 through February 28, 2015	—	N/A	N/A	N/A
March 1, 2015 through March 31, 2015	—	N/A	N/A	N/A
April 1, 2015 through April 30, 2015	—	N/A	N/A	N/A
May 1, 2015 through May 31, 2015	—	N/A	N/A	N/A
June 1, 2015 through June 30, 2015	—	N/A	N/A	N/A
July 1, 2015 through July 31, 2015	—	N/A	N/A	N/A
August 1, 2015 through August 31, 2015	—	N/A	N/A	N/A
September 1, 2015 through September 30, 2015	—	N/A	N/A	N/A
October 1, 2015 through October 31, 2015	—	N/A	N/A	N/A
November 1, 2015 through November 30, 2015	—	N/A	N/A	N/A

Total	—

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date: January 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date: January 28, 2016

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: January 28, 2016